UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2016

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director

On July 20, 2016, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded from ten (10) to eleven (11) members, and on that date the Board of Directors filled the additional Board seat by electing Frederic Cumenal to serve as a member of the Board of Directors effective as of the close of business on July 20, 2016, and until the next annual meeting of stockholders and until his successor is elected and qualified. Also on that date Mr. Cumenal was appointed a member of the Human Resources Committee of the Board of Directors.

Mr. Cumenal, age 56 has, since April 2015, served as Chief Executive Officer of Tiffany & Co., a publicly traded fine jewelry and luxury item company. Prior to that Mr. Cumenal served as President of Tiffany & Co. from September 2013 through March 2015, and was appointed to a newly-created seat on the Board of Tiffany & Co. in September 2013. Prior to his appointment as President, he was an Executive Vice President of Tiffany, with responsibility for the sales and distribution of TIFFANY & CO. products globally. Prior to joining Tiffany in March 2011, Mr Cumenal spent 15 years in senior leadership positions in LVMH Group's wine and spirits businesses, most recently as President and CEO of Moët & Chandon, S.A. Previously, Mr. Cumenal served as CEO of Domaine Chandon, and was Managing Director of Moët Hennessy Europe.

The Board considers Mr. Cumenal to be an independent director under the Company’s categorical standards of independence and applicable New York Stock Exchange requirements. As a non-management member of the Board, Mr. Cumenal will receive the compensation paid to non-management directors for service on the Board and its committees. Specifically, the cash component of non-management director compensation currently consists of (i) an annual retainer of $70,000, payable in quarterly installments of $17,500, (ii) a Board meeting fee of $2,500 for each Board meeting attended, (iii) a committee meeting fee of $1,500 for each meeting attended, and (iv) an annual fee of $15,000 (payable in quarterly installments) to the Chair of the Human Resources Committee and to the Chair of the Corporate Governance Committee, and an annual fee of $20,000 (payable in quarterly installments) to the Chair of the Audit Committee.

Equity awards are another element of non-management director compensation. Each non-management director currently receives annually, if and as approved by the Board, a stock option grant and a restricted stock or restricted stock unit award. Under Constellation’s current compensation program for non-management directors, (i) the annual stock option grant shall be equal to the number of option shares for the Company’s Class 1 Common Stock (“Class 1 Stock”) having a grant date fair value, computed in accordance with FASB ASC Topic 718, of $55,000 and (ii) the annual restricted stock or restricted stock unit award is not to exceed the number of restricted shares or restricted stock units obtained by dividing $85,000 by the closing price of a share of the Company's Class A Common Stock (“Class A Stock”) on the date of grant. While the Board has the flexibility to determine at the time of each grant the vesting provisions for that grant, historically the stock option awards vest six (6) months following the date of grant and the restricted stock or restricted stock unit awards vest one (1) year following the date of grant. United States resident directors receive restricted stock and non-United States resident directors receive restricted stock units.

As Mr. Cumenal was elected within the overall Annual Meeting timeframe, the amount of his annual retainer, annual option grant and restricted stock award is consistent with the amounts to be paid to the other non-management directors who are residents of the United States for service on the Board and its committees. The form of Memorandum regarding the Terms and Conditions of Stock Options for Directors, the form of Restricted Stock Award Agreement for Directors and the form of Restricted Stock Unit Agreement for Directors are filed herewith respectively, as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

On July 20, 2016, Mr. Cumenal (i) became entitled to an annual retainer in the aggregate amount of $70,000; (ii) was granted an option to purchase 1,267 shares of Class 1 Stock at an exercise price of $166.34 per share and with an exercise period of January 20, 2017 through July 20, 2026; and (iii) received an award of 511 restricted shares of Class A Stock. Subject to applicable provisions in the award document, the restricted stock will vest on July 20, 2017. On July 20, 2016, which was the date of the option grant and the restricted stock award, the closing price of the Class A Stock was $166.34 per share.

There are no arrangements or understandings between Mr. Cumenal and any other person pursuant to which he was selected either as a director or as a member of the Human Resources Committee, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Mr. Cumenal that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Stockholders (the “Annual Meeting”) of Constellation Brands, Inc. was held on July 20, 2016.

(b)    At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Robert L. Hanson, Ernesto M. Hernández, James A. Locke III, Daniel J. McCarthy, Richard Sands, Robert Sands, Judy A. Schmeling, and Keith E. Wandell as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017, and a proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement dated May 26, 2016 and filed with the Securities and Exchange Commission on June 3, 2016 (the “Proxy Statement”). The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.    Election of Directors.

At the Annual Meeting, the holders of the Class A Stock, voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock, and the holders of the Class A Stock and the holders of the Company’s Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and the Class B Stock. The ten directors described above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock (voting as a separate class):
Jerry Fowden	137,751,796	8,893,234	13,163,819
Barry A. Fromberg	142,916,665	3,728,365	13,163,819
Keith E. Wandell	145,118,335	1,526,695	13,163,819

Directors Elected by the Holders of Class A Stock and Class B Stock (voting together as a single class):
Robert L. Hanson	374,578,431	1,405,109	16,604,409
Ernesto M. Hernández	374,443,613	1,539,927	16,604,409
James A. Locke III	305,130,737	70,852,803	16,604,409
Daniel J. McCarthy	369,499,916	6,483,624	16,604,409
Richard Sands	368,525,057	7,458,483	16,604,409
Robert Sands	373,938,091	2,045,449	16,604,409
Judy A. Schmeling	374,589,054	1,394,486	16,604,409

2.    Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2017, as set forth below:

Votes For:	390,931,683
Votes Against:	1,446,242
Abstentions:	210,024
Broker Non-Votes:	0

3.    Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	371,187,246
Votes Against:	4,494,923
Abstentions:	301,371
Broker Non-Votes:	16,604,409

Item 7.01	Regulation FD Disclosure.

On July 22, 2016, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Frederic Cumenal as a member of the Company’s Board of Directors effective as of the close of business on July 20, 2016.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Terms and Conditions Memorandum for Directors with respect to options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 20, 2016).
10.2	Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 20, 2016).
10.3	Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 20, 2016).
99.1	News Release of Constellation Brands, Inc. dated July 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2016	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)
Form of Terms and Conditions Memorandum for Directors with respect to options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 20, 2016) (filed herewith). *

(10.2)
Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 20, 2016) (filed herewith). *

(10.3)
Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 20, 2016) (filed herewith). *

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated July 22, 2016 (filed herewith).

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.

*    Designates management contract or compensatory plan or arrangement.